                                                                    Exhibit 99.2

Header of all slides                more than solutions - enabling possibilities
[Logo]  Microsemi                                           AEA| 11/2/2001 |
                                                        http://www.microsemi.com

Slide 1
Investor Overview Presentation
"Click Here for"
Webcast Replay

Slide 2
Disclaimer
 . Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of Microsemi Corporation.

 . We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 8-K, 10-K and Form 10-Q.

 . These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward -looking statements.

Slide 3
Company Overview
 .  Semiconductor manufacturer
   -- Founded in 1960, core strengths developed in military/aerospace and medical markets
 .  Executing on 3 Point Strategy
   -- System engineered solutions, increasing gross margins, leveraging intellectual property
 .  Operational improvements
   --  New management team improving bottom line
 .  Diverse market strategy provides stability
   --  Broad customer base, none > 4% of revenues
 .  Increasing R&D - Developing our Future
   --  Focus on 5 key Circuit Solutions that are fueling company growth
 .  Strong Financial Results
   -- Stability in rough markets, long term earnings history, improving margins, strong balance sheet

Product Mix FY02E

Power Management                 29%
Transient Protection             16%
Power Conditioning/Discretes     38%
RF and Optoelectronics           17%

                          Top 20 OEM Customers (FY01)

Rank          Customer          Market/Application
----      -----------------     ------------------------
1         Boeing                Satellites/Military
2         Guidant               Medical Implantables
3         Seagate               Disk Drives
4         Motorola              Mobile Phones
5         Alcatel               Fiber Optics/Satellites
6         BAE Systems           Military/Aerospace
7         Rockwell              Military/Aerospace
8         Lockheed Martin       Satellites/Military
9         Robert Bosch GMBH     Satellite Communications
10        Agilent               Telecommunications
11        Dell                  PC/Peripherals
12        Mitsubishi            Mobile Phones
13        Loral Space           Satellites
14        Siemens AG            PC/Peripherals
15        Honeywell             Military/Aerospace
16        Tecnologica           Satellites
17        Delco                 Automotive
18        St. Jude Medical      Medical Implantables
19        Raytheon              Military/Aerospace
20        Solectron             Various

Slide 4
Company Strategy
 .  Develop and Market System Engineered Solutions
   --  Work with customers to develop "must have" products
   --  Develop alliances/reference design wins
       ..   CREE, Nitronex, APTI, Intel, Intersil, Atheros
   --  Re-utilize packaging IP to enhance performance
       ..   Powermite as Power Diode or LED package
       ..    MMSM as WLAN switch or LED package
   --  Combining application specific semiconductor processes
       ..    Low voltage silicon (0.7V chips), InGaP (HBT Amps), InP (OC192/768 detectors), InGaN (Blue, Green, and UV LEDs), SiC (Schottkys)
       ..    Mix and match depending on end application
 .  Increase Gross Margins (Goal of 50% or better)
   --  Consolidation of business units, focus on utilization
   --  Introduce higher value added/higher gross margin products
 .  Experts at reapplying Intellectual Property
   -- Repositioning Core Competencies and Circuit "know how" into multiple market segments and applications
[graphics of Four PDA's]
[Intersil Logo] [Sharp Logo] [Harrison Logo]
[Atheros Logo] [Intel Logo]
[Picture]

[Picture]
[Picture]

Slide 5
Operational Improvements
 .  New Management Reshaping company
   --  Chief Operating Officer appointed
   --  VP of Human Resources appointed
   --  VP of Quality/Business Process Development appointed
 .  Improved Incentive programs
   --  Now focused on operating income improvements
   --  Broader employee stock option program
 .  Utilization Improvements and Consolidations in progress
   --  Florida and Hong Kong operations closed in FY01
   --  Operational consolidations planned
         -- Easy to execute, have signifiacnt positive financial impact, under our control - not market or application dependent

Slide 6
Diverse OEM Customer Base
 14.8% Mobile connectivity [graphic of mobile telephone] Qualcomm, Samsung, Motorola, Compaq, Palm, Mitsubishi
 12.0%     telecom [graphic of pbx operator] Alcatel, Ericsson, Nokia, Nortel
 13.6%     industrial [graphic of welder] Coleman, PowerOne, Recoton, Magnatek
  2.2% automotive [graphic of computer inside a vehicle] Visteon, Becker, VDO, Clarion
 11.5% computers/peripherals [graphic of laptop computer] Dell, Seagate, Gigabyte, Compaq, IBM, Fijitsu
 10.1% medical [graphic of Chest X-ray] GE Medical, Guidant, St. Jude, Biotronik, Medtronic, InSonus
 35.8% mil/aerospace [graphic of Astronaut in space] Matra, Raytheon, General Electric, Bosch, Lockhead Martin, Boeing

 .  Top 100 customers       70% Sales, none greater than 4%
 .  North America           70%
 .  Europe                  20%
 .  Asia                     9%
 .  ROW                      1%
 .  OEM                     60%
 .  Distributors            36%
 .  CMs                      4%

Slide 7
Extensive product portfolio

 Product Group RF/Opto(17%)
                                              Breakdown    0%   48%   50%   2%
                                                           I     R     T  P D
                                                           C     F     r  h e
                                                           s           a  o t
                                                          (P A   D     n  t e
                                                           o m   i     s  o c
                                                           w p   o     i    t
                                                           e s)  d     s    o
                                                           r     e     t    r
                                                                 s     o    s
  Markets             Applications                                     r
--------------   ---------------------------                           s
Mobile           Mobile Phones, 2-Way Radios        50%    x     x     x    x
Connectivity     PDAs, Web Tablets                  50%    x     x

                 Base station/POTs                  28%          x     x
                 Wireless LAN                        2%    x     x
Telecom          Set-top box                        30%          x     x
                 Fiber Optics                       40%                x    x

                 AutoPC/Navigation                  98%    x     x
Automotive       Audio                               2%

                 Commercial Aircraft                10%
                 Military Communications            10%
Military/        Military Aircraft                  10%          x     x
Aerospace        Missiles                           10%          x     x
                 Communication Satellites           40%          x     x    x
                 Military Satellites                10%
                 Other                              10%

Medical          Heart Defibrillators/Pacers        80%                x    x
                 MRI/Ultrasound/Diagnostic          13%          x     x    x
                 Hearing aids                        5%

Computer/        PCs/Laptops/Servers                50%                x
Peripheral       Disc drives                        30%
                 Audio equip                         5%
                 Monitors                            5%

Industrial/      Semi-cap/RF Generators             15%          x     x
Commercial       Power Supplies                     40%          x
                 Pet Electric Fence Sys.             5%          x     x

 Power Management (29%)
                                   Breakdown  20%  2%  40%  15%  15%  2%  5%  1%
                                              L P  A P  L   D    S   M P M  M  T
                                              i r  u r  i   C    C   e r i  o  E
                                              g o  d o  n   :    S   d o l/ d  C
                                              h d  I d  e   D    I   I d A  u
                                              t u  o u  a   C        c u e  l  I
                                              i c    c  r            a c r  e  C
                                              n t    t               l t o  s  s
                                              g s    s  P              s
                                                        W
                                                        M
Markets          Applications                           s
-------       ------------------
Mobile        Mobile Phones, 2-Way Radios   50% x  x    x   x
Connectivity  PDAs, Web Tablets             50% x  x    x   x

              Base station/POTs             28% x       x                      x
              Wireless LAN                   2%
Telecom       Set-top box                   30%    x    x   x                  x
              Fiber Optics                  40%         x   x                  x

              AutoPC/Navigation             98% x  x        x
Automotive    Audio                          2% x  x        x    x

              Commercial Aircraft           10%         x                x
              Military Communications       10%         x                x
Military/     Military Aircraft             10%
Aerospace     Missiles                      10% x       x
              Communication Satellites      40%                          x
              Military Satellites           10%
              Other                         10%         x

Medical       Heart Defibrillators/Pacers   80%             x        x
              MRI/Ultrasound/Diagnostic     13% x           x        x
              Hearing aids                   5%    x                 x

Computer/     PCs/Laptops/Servers           50% x  x    x   x
Peripheral    Disc drives                   30%         x   x    x
              Audio equip                    5%    x    x
              Monitors                       5%         x

Industrial/   Semi-cap/RF Generators        15% x       x
Commercial    Power Supplies                40%
              Pet Electric Fence Sys.        5%             x

 TVS(16%)
                                              Breakdown   50%   20%    0%  30%
                                                           E     L     E    Z
                                                           S     i     M    e
                                                           D     g     I    n
                                                                 h          e
                                                                 t          r
                                                                 i          s
                                                                 n
 Markets        Applications                                     g
------------  -----------------------------
Mobile          Mobile Phones, 2-Way Radios         50%    x           x    x
Connectivity    PDAs, Web Tablets                   50%    x           x

                Base station/POTs                   28%          x          x
                Wireless LAN                         2%    x
Telecom         Set-top box                         30%    x     x     x    x
                Fiber Optics                        40%    x                x

                AutoPC/Navigation                   98%    x     x     x
Automotive      Audio                                2%    x           x

                Commercial Aircraft                 10%    x                x
                Military Communications             10%    x                x
Military/       Military Aircraft                   10%    x                x
Aerospace       Missiles                            10%    x     x          x
                Communication Satellites            40%    x                x
                Military Satellites                 10%
                Other                               10%    x                x

Medical         Heart Defibrillators/Pacers         80%    x     x          x
                MRI/Ultrasound/Diagnostic           13%    x                x
                Hearing aids                         5%                x

Computer/       PCs/Laptops/Servers                 50%    x     x     x
Peripheral      Disc drives                         30%    x
                Audio equip                          5%    x
                Monitors                             5%

Industrial/     Semi-cap/RF Generators              15%    x                x
Commercial      Power Supplies                      40%    x
                Pet Electric Fence Sys.              5%    x

Discrete(38%)
                                       Breakdown   30%   2%   0%   25%   35%  8%
                                                    P    M    S     D     S   T
                                                    o    o    i     i     c   r
                                                    w    s    c     o     h   a
                                                    e    f          d     o   n
                                                    r    e          e     t   s
                                                    m    t          s     t   i
                                                    i                     k   s
                                                    t                     y   t
                                                    e                     s   o
 Markets        Applications                                                  r
-------------   --------------------------                                    s
Mobile          Mobile Phones, 2-Way Radios  50%    x         x
Connectivity    PDAs, Web Tablets            50%    x         x

                Base station/POTs            28%    x    x    x     x     x
                Wireless LAN                  2%
Telecom         Set-top box                  30%    x
                Fiber Optics                 40%    x    x

                AutoPC/Navigation            98%    x    x
Automotive      Audio                         2%

                Commercial Aircraft          10%         x    x     x     x   x
                Military Communications      10%    x    x    x               x
Military/       Military Aircraft            10%                    x         x
Aerospace       Missiles                     10%    x    x    x     x         x
                Communication Satellites     40%                    x         x
                Military Satellites          10%
                Other                        10%              x     x     x   x

Medical         Heart Defibrillators/Pacers  80%    x    x    x     x
                MRI/Ultrasound/Diagnostic    13%    x         x
                Hearing aids                  5%                    x

Computer/       PCs/Laptops/Servers          50%    x
Peripheral      Disc drives                  30%    x
                Audio equip                   5%
                Monitors                      5%

Industrial/     Semi-cap/RF Generators       15%              x           x   x
Commercial      Power Supplies               40%              x           x   x
                Pet Electric Fence Sys.       5%    x                         x

Slide 8
Mil/Space Product Leader
 . Virtually every military program since 1968
  --  Military/Aerospace business 36% of total
 . Business helps develop commercial developments
  -- Advanced technology and semiconductor processes repositioned into high growth commercial applications
[picture of Hemetic Power Modules]
[picture of fighter aircraft]
[picture of aircraft]
[picture of electronic component]
[picture of discrete electronic components]
[picture of orbiting Satellite]

FY01 Mil/Space OEM End Application Mix
Military Aircraft                10%
Military Satellites              10%
Missiles                         10%
Military Communications          10%
Military Ground Based Systems    10%
Commercial Aircraft              10%
Communication Satellites         40%

Military Products
 RF/Optoelectronics

                          Microsemi    Alpha Industies  M/A Comm   Semicoa   Solid State Devises
                        -------------  ---------------  --------  ---------  -------------------
 High Freq Switches          x                x            x
 Power PINs                  x                x            x                          x
 RF Bipolar Power            x
 RF Bipolar Mobile           x
 Photodetectors              x                                         x


 Power Management
                          Microsemi      IRF/Ominrel    Linear Tech  Semitech  Sensitron  Solid State Devices
                        -------------  ---------------  -----------  --------  ---------  -------------------
 CCFL Controllers             x                              x
 Class D Audio                x
 LDOs/Regulators              x            x                 x                     x
 DC:DC Converters             x            x                 x
 PWMs                         x            x                 x           x
 Ruggedized Modules           x            x                                                       x
 TEC Controllers              x                              x

 TVS
                           Microsemi        Semitech      Sensitron       Solid State Devices
                         ------------       --------      ---------       -------------------
 Surge Protection              x                x             x                    x
 Lightning Protection          x                x
 EMI Suppression               x
 Zener Regulation              x                              x                    x

Discrete

                    Microsemi  Fairchild (Military)  IRF/Omnitrel  Semicoa    Sensitron  Solid State Devices
                    ---------  -------------------   ------------  ---------  ---------  -------------------
Power Rectifiers        x
MOSFET                  x               x                  x                       x              x
SiC Schottkys           x
Signal Diodes           x                                                                         x
Power Schottkys         x                                  x                       x              x
Transistors             x                                              x           x              x

Slide 9
Typical Fighter Content
~$300 - 500K per plane

Cockpit Electronics
- IFF (RF Transistors/PIN Diodes)
- CRT (HV Diodes)
- Backlit Displays (Power Modules)
- Seat Ejection (SCRs)
- Air Flow Control (Power Modules)
- Fire Control (SCRs, Transistors)

Power Conversion
- Generators (SCRs, MOSFETs, IGBTs, Linear ICs)
- Inverters (3 Phase Rectifier Bridges)

Wing Electronics
- Lightning Protection (TVS Modules)
- Actuation (3 Phase Power Modules)
- Missile Launch (SCRs)

Power Distribution
- Power Supplies (FETs, Schottkys, Rectifiers)
- Logic Control Protection (TVS, Zeners)

Motor Control
- Wings (3 Phase Power Modules, PWM)
- Canopy (3 Phase Power Modules, PWM)
- Landing Gear (Rectifiers/MOSFETs, Drivers)

Radar/Communications
- Transmitters (HV Diodes, Varactors, PAs)
- Antennas (PIN Diodes)
- Amplifiers (RF Transistors)

Slide 10
Developing Microsemi's Future
 . Focus on high growth, high margin product opportunities
  --  8X min Return on R&D over life of product
 . R&D increasing
  --  2.2% in FY99
  --  6.4% in FY01
  --  Estimated 8% in FY02
 . New part roll out increasing
  --  4 Parts introduced in FY01Q3
  --  8 Parts introduced in FY01Q4
  --  Estimate 40-50 products in FY02
 . Optimizing Margin Mix of Product Portfolio
 . 5 Key Circuit Solutions to Fuel MSCC Growth
  --  Upside estimate of new products developed/introduced in FY00/FY01



                         Base Business + new Products
                               MSCC Fiscal Year

                     FY01E             FY02E       FY03E      FY04E
Protection           ~ 0                 ~1         ~4         ~8

Temperature          ~ 0                 ~1         ~3         ~8

Power                ~ 5 to 6            ~13        ~46        ~83

Sound                ~ 1                 ~7         ~15        ~29

Light                ~ 14 to 15          ~22        ~48        ~93

Base Business        ~ 223 to 226        ~237       ~277       ~304

Total                ~ 243.2 to 248.2    ~281       ~393       ~525

NOTE: Amounts shown are estimates of projected revenue growth from new products. These estimates represent the average of the range of company estimates developed from external market research data, as well as internal company market and product forecasts. Amounts could change due to changes in market conditions, customer acceptance and other factors, whether known or unknown to the company at this time. Please refer to Microsemi Safe Harbor Statement.

Slide 11
5 Key Circuit Solutions
 . Managing Light ( ~30% of R&D):
  -- Microsemi offers advanced solutions for CCFL and LED lighting systems and photodetectors for optical communications
 . Managing Sound ( ~20% of R&D):
  -- Microsemi offers Class D Audio solutions for low power and high power applications.
 . Managing Power (~30% of R&D):
  -- Microsemi offers the broadest line of discrete, RF/microwave, and integrated circuits focused on efficiently managing power.
 . Managing Temperature (~10% of R&D):
  -- Microsemi offers both integrated circuit solutions and packaging solutions that solve critical heat dissipation, optical tuning and control functions. . Protecting Circuits (~ 10% of R&D):
  -- Microsemi offers the broadest line of solutions for protecting sensitive circuits from ESD, Lightning, EMI, and Electrical Fast Transients

Slide 12
Managing Light (CCFL)
 . What sets us apart
  -- Patented Fluorescent Lamp (CCFL) Driver Architecture
     .. 50% more efficient than competition
     .. 40%- 90% less components
     .. Full Range Dimming /Full Temp Range
  -- Application engineering
     .. Products designed for specific end markets
        --- PDA, Automotive, LCD TV products
[graphic of AAA alkaline battery]
[graphic of circuit board]

 . Applications
  -- PDAs (leader in CCFL lit color displays)
[graphic of PDA]
[graphic of PDA]
[graphic of PDA]
[graphic of PDA]

  -- Wireless Web, AutoPC, 3G Phones, Medical Displays, Voice Over IP Phones, Fish Finders, Pen Based computers
 . What's next?
  -- Ambient light tracking systems, auto-brite adjust
[graphic of Auto PC]
[graphic of AutoPC]
[graphic of Parview Golf GPS]

   Application              Major Design Wins
-----------------      --------------------------------------------
Automotive                 BMW
Automotive                 Clarion AutoPC
Automotive                 Marelli (Italy)
Automotive                 Mercedes*
Automotive                 Rosen
Avionics                   Kaiser F-22
E Book                     Go Reader
E Book                     RCA
Entertainment              Boeing 777
Entertainment              Sony InFlight Systems
LCD Monitor                Phillips
LCD Monitor                Samsung
Notebook                   Compaq Armada
PDA                        Compaq iPAQ
PDA                        HP Jornada Series
PDA                        Palm IIIC
PDA                        Siemens PDA
PDA                        Toshiba e570
Pen Computer               Symbol Portable Pen
Tester/Meter               Agilent Optical Tester
Web Tablet                 AirSpeak FLAIR
Web Tablet                 Intel
Web Tablet                 Nokia
Web Tablet                 Sonic Blue/Number 9

Slide 13
Managing Light (LED)
 . What sets us apart
  -- Patented packaging enhances LED performance
     .. Optomite packaging (more power - higher brightness)
     .. Patented MMSM FlipChip InGaN/Silicon architecture
        --- Eliminates UV degradation, Lowers VF, reduces total system cost,
            4" wafers possible
  -- LED Drivers to support LEDs
     .. Complete "Light Engine" systems
 . Products
  -- LX199X Series of 2, 4, 6 LED drivers
  -- Optomite Packaging for high brightness LEDs
  -- Optomite 3 Packaging for Large Area LEDs (5-8Watts)
  -- OptoMMSM flip chip for glass LEDs
 . Applications
  -- Low Power (Mobile phones, PDAs)
  -- High Power (Solid State Lighting, Automotive)
 . What's next?
  -- High brightness UV LEDs with integrated drivers

Introduced                                   Product
-----------------------              ---------------------
Oct-01                              LX1992 LED Driver

Future Releases                              Product
-----------------------              ---------------------
Nov-01                              Optomite MB LED
Dec-01                              OptoMMSM Blue LED
Spring 2002                         Optomite UB/HB
Summer 2002                         Optomite 3 UV LED

Item                                         Value
-----------------------              ---------------------
Optomite Capacity                   up to 10 mil/month
Optomite MB ASP                     ~$0.60-$0.85
OptoMMSM                            up to 5 mil/month
OptoMMSM ASP                        ~$0.85-$1.25

[graphic of Optomite for Large Area LEDs]
[graphic of MMSM FlipChip for Glass LEDs Resistant to UV]

Slide 14
Managing Light (Photodetectors)
 . What sets us apart
  -- Advanced InP based process
     ..  10gb/sec, 20gb/sec products
  -- Volume manufacturing capability
  -- Responsivity to faint light signals
  -- Supporting complementary products
     ..  TEC Controllers, ESD protection
 . Products
  -- MXP4000 Series of InP 10gb Detectors
  -- MXP7A Series of Flip Chip Short wavelength detectors
 . Applications
  -- OC192, OC768
  -- Optical Processing
 . What's next?
  -- 40gb Detectors
  -- Integrated Photodetector (receiver) and TIA (converter)

Microsemi Product                  Design Win
--------------------------          ---------------------
20 gb InP Detector               JDS Uniphase
10 gb InP Detector               Cielo
10 gb InP Detector               Optical Crossing
10 gb InP Detector               Teledyne
10 gb InP Detector               Aeroflex

[graphic of circuit schematic]

Slide 15
Managing Sound
 . What sets us apart
  -- Class D Technology based on PWM
     .. 40-60% Linear vs Class D 90-97% efficiency
     .. THD less than 0.05%
 . Products
  -- AudioMAXTM High Power Solutions (greater than 50 Watts)
  -- AudioMITETM Micro Power Solutions ((less than) 1 Watt)
 . Applications
  -- Flat panel speakers (no heatsinks)
  -- 900MHz wireless speakers (extended playtime)
  -- Hearing Aids (extending use from 3wks to 6months)
  -- Headsets/Earphones (16 bit, high fidelity, low noise)
  -- 5:1 and 6:1 Home and Automotive systems
 . What's next?
  -- Developing Class D Solutions for Mobile Phones/PDAs (battery consumption is everything)
  -- Eliminate the problems with Class D in Automotive and handheld systems (eliminate EMI)

Microsemi Product                   Design Win
--------------------------        ---------------------
AudioMAX                          Benwin NXT Speaker
AudioMAX                          IBM Speakers
AudioMAX                          Recoton Wireless
AudioMAX                          Altec Lansing
AudioMAX                          Hamon Kardon
AudioMite                         Knowles
AudioMite                         Envision
AudioMite                         InSonus
AudioMite                         SoundParts

Released in FY01                   Product/Description
-------------------------         --------------------
LX1710/11                         Mono Class D
LX1721/22                         Stereo Class D
LX1790                            Hearing Aid Class D
[graphic of Recoton/Advent 900MHz Wireless Speaker System]
[graphic of Knowles Hearing Aid Receivers/Amps]
[graphic of IBM Flat panel Speakers]

Slide 16
Managing Power (RF ICs)
 . What sets us apart
  -- Advanced InGaP HBT Flip Chip Architecture
     .. Remove the heat, reduce the size

  -- System engineering/Smart Amplifiers
     .. Combining Power Detection, InGaP RFICs and high speed Power
        Management to solve major power consumption issues
 . Product - WCDMA PA (best performing PA)
[graphic of thermal map and scale]
[graphic of thermal map and scale]

Surface Temperature - Stud Side
[graphic of 3-D thermal map]
[X Y Z axes]
[graphic of circuit layout]

Output        Temperature (C)
 500             71 .9903
                 69 .191
                 66 .3916
                 63 .5923
                 60 .7929
                 57 .9936
                 55 .1942
                 52 .3948
                 49 .5955
                 46 .7961
   1000          43 .9968
                 41 .1974
   1500          38 .3981
                 35 .5987
   1000          32 .7994
Input

Slide 17
Managing Power (Wireless LAN)
 . What sets us apart
  -- Military high frequency expertise
  -- One stop shopping
     .. Complete line of front end supporting products
  -- Patented broadband silicon switch technology
 . Products for WLAN
[picture of discrete component]
[Atheros logo]
[picture of discrete component]
[Prism logo]
[graphic of Complete Antenna Switches for 802.11a/e, 802.16, UWB]

802.11a Antenna Reference Design

[Graphic of circuit flowchart including ESD Protection TVSF Series, Baseband Processor MAC,Host Computer, USB, SRAM FLASH MEMORY, Clock Source, Synthesizer, Quad IF, Modem, DATA ADDRESS CONTROL, 3.3/5V IN, VCO, VCO, Bias Control, LX1734, LED Control, DC-DC Converters, ISDN, T1/E1, Ethernet, HBT, PA, Antenna, RF/IF Converter]

Microsemi Product                               Company/Product
----------------------------                ----------------------------
PIN Diodes                                      Ericsson 802.11a
PIN Diodes                                      Malibu Networks AP
PIN Diodes                                      Intel 802.11a
Antenna Switch                                  Xircom/Intel
PIN Diodes                                      Atheros Ref Design
USB Protection                                  Intersil Ref Design
PIN Diodes                                      Agere/Lucent 802.11a
PIN Diodes                                      REMEC
PIN Diodes                                      Actiontec 802.11a PC Card
Antenna Switch                                  Cisco 802.11a AP

 . What's next?
  -- Complete front end modules for "next" wireless standards (UWB) -- Re-positioning expertise to SetTop Box Access Points

Slide 18
Managing Power (Medical)
 . What sets us apart
  -- Complete system expertise for Pacemakers, Defibrillators, and MRI Systems -- Complete circuit solutions that increase battery life, reduce size, and reduce cost
  -- Military/Satellite quality and reliability systems
 . Key Product Solutions
  -- Implantable Defib content rising ($50 to $350)
     .. Outpacing market growth with ASSP approach
     .. Reducing circuit size by 40%, cost by 50%
     .. Defib modules -up to 15 components per defib

Application    Microsemi Product      Cutomer
------------   ---------------------  -----------------
Defib/Pacer    Defib/Pace Protection  Medtronic
                                      Guidant
                                      Biotronik
                                      St. Jude Medical
                                      ELA/Sorin
                                      Medico

               Charging Diodes        Medtronic
                                      Guidant
                                      Biotronik
                                      ELA Medical
                                      St. Jude Medical

               Load Dump              Medtronic
                                      Guidant
                                      Biotronik
                                      ELA Medical
                                      St. Jude Medical

               Firing Discretes       Medtronic
                                      Guidant
                                      Biotronik
                                      ELA Medical
                                      St. Jude Medical

               Firing ICs             Biotronik
                                      St. Jude Medical

Neuro          Protection             Neuropace
                                      Neurocor

               Pulse IC               Cyberonics

MRI            Body Coils             GE Medical
                                      Toshiba
                                      Siemens

[photograph]
[graphic of circuit board design]
[graphic of medical diagram]

Slide 19
Managing Power (Processors)
 . What Sets us Apart
  -- Current Sharing Voltage Mode Multiphase Operation (LoadShare) -- Patented architecture, best of both worlds

Method           Microsemi  Linear Tech  Semtech  Intersil  Primarion  Volterra
--------------   ---------  -----------  -------  --------  ---------  --------
Current Sense        *          x            x        x
Voltage Sense        *                                                     x
FET Sense            *                                x         x
Polyphase            *          x            x

  *Patented Load Share (TM)

 . Our Products
  -- LX167X Family of Controllers
  -- Addresses major issues facing high speed video processor companies . Potential Applications/Customers/Partners
  -- Graphic Cards
  -- Game Machines

[graphic of two monitors]
[graphic of electronics schematic]
[picture of  a game machine]
[Nvidia gForce 3 logo]


Slide 20
Managing Power (Mil/Aero)
 . What sets us apart
  -- Extensive military qualified product line
  -- System engineering expertise
  -- Innovative and patented packaging
     .. Thermally matched packages (environmental extremes)
     .. Glass on Silicon
 . New Products
  -- Battery Bypass Modules
  -- Solar Cell Bypass
  -- Turbine/Generator modules (F22 and JSF)
 . Applications
  -- Satellites, Fighter Aircraft, Missile control system
 . What's next?
  -- Radiation hardened building blocks for low earth orbit, polar orbit, and classified military satellites

Microsemi Product                 Recent Wins
-----------------------      --------------------------------
Battery Bypass                  Thuraya Satellite
3Phase Module                   Sundstrand F22
Solar Diode                     Lockheed
Battery Bypass                  Mitsubishi Satellite
EMP Protection                  Raytheon/E-Systems

[graphic of Hemetic Power Modules]
[graphic of Patented Battery Bypass Modules]
[graphic Radiation Hardened DC-DC Power Converter]
[graphic of CoolPack and Thinkey Patented packages]
[picture of diodes]
[picture of aricraft]
[picture of electronic component]
[picture of fighter aircraft]
[picture of discrete electronic components]
[graphic of orbiting Satellite]

Slide 21
Managing Temperature
 . What sets us apart
  -- Critical Heat management expertise
     .. Zero Atmosphere Space/ 98.6oF Human Body
  -- Extensive IP
     .. Packaging for passive cooling techniques
     .. Class D solution for active cooling
     .. Powermite patented packaging technologies
        --- Licensed to OnSemi, Diodes Inc
 . Products for Managing Temperature
  -- Thermo Electric Controller (TEC) ICs
     .. 3G Basestation and Optical Laser Cooling and tuning
  -- SiC Schottky Rectifiers (Alliance with Cree May-01)
  -- Military CoolPack patented packaging
     .. Used on F22 and Joint Strike Fighter
[graphic of electronic components]
[graphic of discrete components]
[graphic of circuit board]

Microsemi Product                            Company/Product
------------------------------          ----------------------------
TEC Controller                             JDS Uniphase
TEC Controller                             Agere
TEC Controller                             Ericsson 3G
TEC Controller                             NanoGen Medical
TEC Controller                             ThermOptics
TEC Controller                             Boeing Satellite

TEC Controller                             Lumenis
TEC Controller                             Tyco
TEC Controller                             Corning
TEC Controller                             Hytek
SiC                                        Defib Customer
SiC                                        NASA
CoolPack                                   Raytheon Missile
CoolPack                                   Lockheed Satellite
CoolPack                                   F22 and JSF

 . What's next?
  -- Seat cooling and heating circuits for automobiles
  -- High temp SiC packaging for Military and Oil Drilling
  -- Regulating Planar Lightwave Circuits (sensitivity of SiON)

Slide 22
Protecting Circuits (High Speed)
 . What sets us apart
  -- Highest speed products in the market
  -- Broadest product portfolio
 . Products
  -- USB Series of protection products for peripherals and data ports (2X faster than competing products)
  -- Polymer ESD protection products for high frequency (>2.4GHz) amplifier and switch protection
     .. Capable of 12GHz!
  --  Aircraft electronic protection modules
     .. Protect against lightning or severe electromagnetic storms
  --  Long Haul Fiber Optic Undersea Repeater protection
     .. Customers seeking 25 year life history - we have it

Microsemi Product                          Company/Product
------------------------------          ----------------------------
Repeater Protection                          Alcatel
Repeater Protection                          Pirelli Lightwave
Repeater Protection                          Tycom
Lightning Module                             AirBus Aircraft
Lightning Module                             Lucas Engine Control
Polymer ESD                                  JDSU
Polymer ESD                                  Mercedes
Polymer ESD                                  Sierra Wireless
USB Protection                               Intersil PRISM 2.5
USB Protection                               Scientific Atlanta
USB Protection                               Dell Server
[graphic of circuit schematic]
[graphic of EDFA Undersea Repeater]

 . What's next?
Combination ESD and EMI protection products
    .. Protect against human interface and RF interference


Slide 23
What's Next? FY02 R&D
 . Managing Power
  -- Laser Drivers
     .. Fiber Optic Applications
        --- Positioning products for metrolink and long haul applications --- OC192, OC768
        --- TAM $250 million, 30% growth
        --- Competition: Vitesse
 . Blue Laser Drivers for DVDR
        --- New team with expertise in mass storage market
        --- Product planned for release in Summer FY02
        --- Competition: Elantec
 . Managing Light
  -- LEDs (lots of LED products in development!)
 . Protecting Circuits
  -- EMI Suppression Products
     .. Wireless Applications
        --- As many as 4 EMI filters per mobile phone (competition ST Micro,
            Semtech)
     .. Automotive Applications
        --- Complements our Audio product lines

Slide 24
Sales- FY ends September

                     Annual (millions)

           -----------------------------------------------


               FY'96   FY'97    FY'98     FY'99     FY'00  FY'01
1st 6 Months    63.3    64.2     76.0      74.9     108.3  126.1
2nd 6 Months    71.3    74.4     75.8     100.4     129.5   60.1 (3 mos.)
Full Year      134.6   138.6    161.8     175.3     237.8


                    Quarterly (millions)
           ----------------------------------------------

Jun     Sept    Dec '99    Mar    Jun    Sept    Dec '00    Mar    Jun `01
46.2    54.2      51       57.3   64.1   65.4    63         63.1     60.1

Slide 25
Margins and R&D



                    Quarterly Margins
           -----------------------------------------------





         Jun     Sept   Dec-99   Mar     Jun    Sept   Dec '00   Mar     Jun
Gross
Margin  24.53%  25.78%  25.54%  29.16%  29.77%  30.86%  31.70%  32.56%  34.06%


Operating
Margin  4.60%    8.45%   5.28%   8.12%   9.53%  10.71%   9.42%   9.74%  10.38%


               R&D Spending
           -----------------------------------------------


Quarter  Jun     Sept   Dec-99   Mar     Jun     Sept   Dec '00   Mar    Jun
R&D      2.97%   3.45%   4.59%   4.77%   4.61%   4.85%   5.43%   5.98%   6.81%


Slide 26
Balance Sheet Highlights



($ millions)            FY 99  FY00  Jun-01
Cash and Equivalents        8    30      37
Working Capital            43    80      94
Total Debt                 58    12      10
Stockholders' Equity       82   150     166
